EXHIBIT C




                              STOCKHOLDER AGREEMENT

         STOCKHOLDER AGREEMENT, dated as of September 28, 1998, by and among Fidelity Financial of Ohio, Inc. ("FFOH"), an Ohio corporation, and certain stockholders of Glenway Financial Corporation ("GFCO"), a Delaware corporation, named on Schedule I hereto (collectively, the "Stockholders").

                                   WITNESSETH:

         WHEREAS, FFOH and GFCO have entered into an Agreement of Merger of even date herewith (the "Agreement"), providing for, among other things, the merger of GFCO with and into a wholly-owned subsidiary of FFOH (the "Merger"); and

         WHEREAS, in order to induce FFOH to enter into the Agreement, each of the Stockholders agrees to, among other things, vote in favor of the Agreement in his or her capacity as a stockholder of GFCO.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Ownership of GFCO Common Stock. Each Stockholder represents and warrants that the Stockholder has or shares the right to vote and dispose of the number of shares of common stock of GFCO, $0.01 par value per share ("GFCO Common Stock"), set forth opposite such Stockholder's name on Schedule I hereto (which does not include shares held solely in a fiduciary capacity).

         2. Agreements of the Stockholders. Each Stockholder covenants and agrees that:

                  (a) such Stockholder shall, at any meeting of GFCO's stockholders called for the purpose, vote, or cause to be voted, all shares of GFCO Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement;

                  (b) except as otherwise expressly permitted hereby, such Stockholder shall not, prior to the meeting of GFCO's stockholders referred to in Section 2(a) hereof or the earlier termination of the Agreement in accordance with its terms, sell, pledge, transfer or otherwise dispose of the Stockholder's shares of GFCO Common Stock;




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                  (c) such Stockholder shall not in his capacity as a
         stockholder of GFCO directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than FFOH or an affiliate thereof) concerning any merger, sale of substantial assets or liabilities not in the ordinary course of business, sale of shares of capital stock or similar transactions involving GFCO or any subsidiary of GFCO (provided that nothing herein shall be deemed to affect the ability of any Stockholder to fulfill his duties as a director and/or officer of
         GFCO); and

                  (d) such Stockholder shall use his reasonable best efforts to take or cause to be taken all action, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the agreements contemplated by this Stockholder Agreement.

         Each Stockholder further agrees that GFCO's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any attempted transfer of shares of GFCO Common Stock unless the transfer has been effected in compliance with the terms of this Stockholder Agreement.

         3. Successors and Assigns. Subject to Section 5.13 of the Agreement and the terms of the agreement with affiliates of GFCO referred to therein, a Stockholder may sell, pledge, transfer or otherwise dispose of his shares of GFCO Common Stock, provided that, with respect to any sale, transfer or disposition which would occur on or before the meeting of GFCO's stockholders referred to in Section 2(a) hereof, such Stockholder obtains the prior written consent of FFOH and that any acquiror of such GFCO Common Stock expressly agrees in writing to be bound by the terms of this Stockholder Agreement.

         4. Termination. The parties agree and intend that this Stockholder Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholder Agreement are inadequate. This Stockholder Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

         5. Notices. Notices may be provided to FFOH and the Stockholders in the manner specified in Section 8.4 of the Agreement, with all notices to the Stockholders being provided to them at GFCO in the manner specified in such section.

         6. Governing Law. This Stockholder Agreement shall be governed by the laws of the State of Ohio without giving effect to the principles of conflicts of laws thereof.

         7. Counterparts. This Stockholder Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.



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



         8. Headings and Gender. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholder Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.




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



         IN WITNESS WHEREOF, FFOH, by a duly authorized officer, and each of the Stockholders have caused this Stockholder Agreement to be executed as of the day and year first above written.


                                            FIDELITY FINANCIAL OF OHIO, INC.



                                            By:   /s/ John R. Reusing
                                                  ------------------------------
                                                  Name:  John R. Reusing
                                                  Title: President and Chief
                                                           Executive Officer



                                            STOCKHOLDERS OF
                                            GLENWAY FINANCIAL CORPORATION :



                                            /s/ Daniel W. Geeding
                                            ------------------------------------
                                            Daniel W. Geeding



                                            /s/ Ronald L. Goodfellow
                                            ------------------------------------
                                            Ronald L. Goodfellow



                                            /s/ Kenneth C. Lichtendahl
                                            ------------------------------------
                                            Kenneth C. Lichtendahl



                                            /s/ Albert W. Moeller
                                            ------------------------------------
                                            Albert W. Moeller



                                            /s/ Edgar A. Rust
                                            ------------------------------------
                                            Edgar A. Rust


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






                                            /s/ Robert R. Sudbrook
                                            ------------------------------------
                                            Robert R. Sudbrook



                                            /s/ John P. Torbeck
                                            ------------------------------------
                                            John P. Torbeck



                                            /s/ Milton L. Van Schoik
                                            ------------------------------------
                                            Milton L. Van Schoik







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


                                   SCHEDULE I



                                                             Number of Shares of
                                                              GFCO Common Stock
          Name of Stockholder                                Beneficially Owned
- -----------------------------------------------              -------------------

Daniel W. Geeding                                                   31,453
Ronald L. Goodfellow                                                27,238
Kenneth C. Lichtendahl                                              40,896
Albert W. Moeller                                                   23,948
Edgar A. Rust                                                       75,671
Robert R. Sudbrook                                                  46,950
John P. Torbeck                                                     35,294
Milton L. Van Schoik                                                24,898




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